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                                                                   EXHIBIT 10.11

                             AVATECH SOLUTIONS, INC.

                             2000 STOCK OPTION PLAN

         1. PURPOSE. The purpose of this plan (the "Plan") is to secure for Avatech Solutions, Inc., a Delaware corporation (the "Company"), and its shareholders, the benefits arising from capital stock ownership by employees, officers, and directors of the Company, and its subsidiary corporations, who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

         2  TYPES OF OPTIONS AND ADMINISTRATION.

                  2.1 TYPES OF OPTIONS. Options granted pursuant to the Plan may be either (a) incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code; or (b) Non-Statutory Options which are not intended to meet the requirements of Section 422 of the Code ("Non-Statutory Options").

                  2.2. ADMINISTRATION.

                           2.2.1. The Plan will be administered by the Board of
Directors of the Company (or any committee thereof appointed pursuant to Section 2.2.2), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may, in its sole discretion, grant options to purchase shares of the Company's Common Stock ("Common Stock"), establish a vesting schedule, and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations which are, in the judgment of the Board of Directors, necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent that it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith.

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                           2.2.2. The Board of Directors may, to the full extent
permitted by or consistent with applicable laws or regulations and Section 2.2.1 of this Plan delegate any or all of its powers under the Plan to a committee
(the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

         3. ELIGIBILITY. Options may be granted to persons who are, at the time of grant, employees, officers, or directors of the Company; PROVIDED, HOWEVER, that the class of employees to whom Incentive Stock Options may be granted shall be limited to all employees of the Company. A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine.

         4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in Section 14 and Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is Two Hundred Fifty Thousand (250,000) shares of Common Stock. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. If shares issued upon exercise of an option under the Plan are tendered to the Company in payment of the exercise price of an option granted under the Plan, such tendered shares shall again be available for subsequent option grants under the Plan; PROVIDED, HOWEVER, that in no event shall such shares be made available for issuance to reporting persons or pursuant to exercise of Incentive Stock Options.

         5. FORMS OF OPTION AGREEMENTS. As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

         6. PURCHASE PRICE.

                  6.1. GENERAL. Subject to Section 2.2.1 of this Plan, the purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors; PROVIDED, HOWEVER, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in Section 11(b).

                  6.2. PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement: (a) by delivery to the Company of shares of Common Stock of the Company already owned by the optionee having a fair market value equal in amount to the exercise price of the options being exercised or (b)


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by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Regulation T promulgated by the Federal Reserve Board). The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an option shall be determined by the Board of Directors.

         7. OPTION PERIOD. Each option and all rights thereunder shall expire on such date as shall be set forth in the applicable option agreement, except that, in the case of an Incentive Stock Option, such date shall not be later than ten
(10) years after the date on which the option is granted and, in all cases, options shall be subject to earlier termination as provided in the Plan.

         8. EXERCISE OF OPTIONS. Each option granted under the Plan shall be exercisable in three (3) equal annual installments from the date of grant; provided, however, that the Board of Directors may, in individual cases, elect to grant an option that shall be exercisable in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of the Plan.

         9. NONTRANSFERABILITY OF OPTIONS. Options shall not be assignable or transferable by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee.

         10. EFFECT OF TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP. Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, the Board of Directors shall determine the period of time during which an optionee may exercise an option following (a) the termination of the optionee's employment or other relationship with the Company (and such period may end on the day prior to such termination of employment) or (b) the death or disability of the optionee. Such periods shall be set forth in the agreement evidencing such option.

         11. INCENTIVE STOCK OPTIONS. Options granted under the Plan that are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

                  (a) EXPRESS DESIGNATION. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

                  (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all


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classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                           (i) The purchase price per share of the Common Stock
subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                           (ii) The option exercise period shall not exceed five
years from the date of grant.

                  (c) DOLLAR LIMITATION. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) that are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

                  (d) TERMINATION OF EMPLOYMENT. DEATH OR DISABILITY. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that:

                           (i) an Incentive Stock Option may be exercised within
the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement); PROVIDED, HOWEVER, that the agreement with respect to such option may designate a longer exercise period, PROVIDED FURTHER that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

                           (ii) if the optionee dies while in the employ of the
Company, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of three months after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

                           (iii) if the optionee becomes disabled (within the
meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).


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         For all purposes of the Plan and any option granted hereunder,
"employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

         12. ADDITIONAL PROVISIONS.

                  12.1. INVESTMENT REPRESENTATIONS. The Company can require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

                  12.2. COMPLIANCE WITH SECURITIES LAWS. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration, or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent, or approval, or satisfaction of such condition shall have been effected or obtained upon conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration, or qualification, or to satisfy such condition.

                  12.3. VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of stock under any option if the sale or issuance of such shares would constitute a violation by the individual exercising the option or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Specifically in connection with the Securities Act of 1933, as amended (the "Act") the Company shall not be required to sell or issue such shares unless the Company has received evidence satisfactory to it that the holder of such option may acquire such shares pursuant to an exemption from registration under such Act, and the shares of stock to be issued upon the exercise of all or any portion of any option granted under the Plan shall be issued on the condition that the optionee represents that the purchase of stock upon such exercise shall be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating or otherwise disposing of any such stock under the circumstances which would constitute a public offering or


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distribution under the Act or the securities laws of any state. No shares of stock shall be issued upon the exercise of any option unless the Company shall have received from the optionee a written statement satisfactory to legal counsel for the Company containing the above representations, stating that certificates representing such shares may bear a legend restricting their transfer and stating that the Company's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend. Such representation and restrictions provided for herein shall not be required if (i) an effective registration statement for such shares under the Act and any applicable state laws has been filed with the Securities and Exchange Commission and with the appropriate agency or commission of any state whose laws apply to the transaction, or (ii) an opinion of counsel satisfactory to the Company has been delivered to the Company to the effect that registration is not required under the Act or under the applicable securities laws of any state. Any determination by the Committee regarding the foregoing shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an option or the issuance of shares pursuant thereto to comply with any law or regulation or any governmental authority.

                  12.4 RESTRICTION ON TRANSFER OF STOCK The certificate or certificates for Common Stock issued upon the exercise of an option shall bear the following legend:

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                           THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN THE COMPANY'S 2000 STOCK OPTION PLAN AND IN AN OPTION AGREEMENT, A COPY OF WHICH WILL BE FURNISHED UPON REQUEST BY THE ISSUER. UNDER THE PROVISIONS OF THE PLAN AND THE AGREEMENT, THE HOLDER OF THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAS NO RIGHT TO REQUIRE THE COMPANY TO


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                           REGISTER THE SECURITIES REPRESENTED HEREBY.

         13. RIGHTS AS A SHAREHOLDER. The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option (including, without limitation any rights to receive dividends or non-cash distributions with respect to such shares) or to inspect books and records until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

         14. ADJUSTMENT PROVISIONS FOR RECAPITALIZATIONS AND RELATED
TRANSACTIONS.

                  14.1. GENERAL. If, through or as a result of any merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar transaction, (a) the outstanding shares of Common Stock are increased, decreased, or exchanged for a different number or kind of shares or other securities of the Company or (b) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kinds of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 14 if such adjustment would cause the Plan to fail to comply with Section 422 of the Code.

                  14.2. BOARD AUTHORITY TO MAKE ADJUSTMENTS. Any adjustments under this Section 14 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

         15. MERGER, CONSOLIDATION, ASSET SALE, LIQUIDATION. ETC.

                  15.1. GENERAL. In the event of a consolidation or merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash, or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (a) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), PROVIDED that any such options substituted for Incentive Stock Options shall


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meet the requirements of Section 424(a) of the Code, (b) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the optionee within a specified period following the date of such notice, (c) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (i) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Merger Price) and (ii) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (d) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

                  15.2. SUBSTITUTE OPTIONS. The Company may grant options under the Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

         16. NO SPECIAL EMPLOYMENT RIGHT. Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment "at will" or pursuant to the terms of any applicable employment agreement or to increase or decrease the compensation of the optionee.

         17. OTHER EMPLOYEE BENEFITS. Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance, or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

         18. AMENDMENT OF THE PLAN.

                  18.1. PROCESS TO AMEND PLAN. The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under other applicable law, the Board of Directors may not effect such modification or amendment without such approval.


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                  18.2. EFFECT OF AMENDMENT AND CONSENT OF OPTIONEES. The
termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
Section 422 of the Code.

         19. WITHHOLDING. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state, or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (b) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a fair market value equal to such withholding obligation. The fair market value of the shares used to satisfy such withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. Any optionee who has made an election pursuant to this Section 19 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

         20. CANCELLATION AND NEW GRANT OF OPTIONS, ETC. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of any affected optionees, (a) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options or (b) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

         21. EFFECTIVE DATE AND DURATION OF THE PLAN.

                  21.1 EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, i.e., on or before November 9, 2000, options previously


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granted under the Plan shall not vest and shall terminate and no options shall be granted thereafter. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 18) shall become effective when adopted by the Board of Directors, but no option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular person) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any options granted on or after the date of such amendment shall terminate to the extent that such amendment was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                  21.2. TERMINATION. The Plan shall terminate upon the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, i.e., on November 10, 2009. Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

         22. PROVISION FOR FOREIGN PARTICIPANTS. The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit, or other matters.

Adopted by the Board of Directors on November 9, 1999.



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